UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2023

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Note Conversion Agreement

As previously disclosed, on April 25, 2022, Loop Media, Inc. (the “Company”) entered into a Non-Revolving Line of Credit Loan Agreement (the “2022 Loan Agreement”) with Excel Family Partners, LLLP (the “Holder” or “Excel”), an entity managed by Bruce Cassidy, chairman of the Company’s board of directors (the “Board”), for principal amount of up to $4,022,986. As of September 12, 2023, $4,444,060 of principal and interest were outstanding (the “2022 Loan Amount”). On September 12, 2023, the Company and the Holder entered into a Note Conversion Agreement (the “Note Conversion Agreement”), pursuant to which the Holder agreed to convert the 2022 Loan Amount owed under the 2022 Loan Agreement into 6,005,487 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price per share of $0.74. The closing price of the Common Stock on the NYSE American on September 11, 2023 was $0.535 per share. After the conversion of the 2022 Loan Amount and the issuance of the Shares, there was no principal or interest remaining under the 2022 Loan Agreement. The Note Conversion Agreement contains customary representations, warranties, agreements and obligations of the parties.

Pay Off Agreement

As previously disclosed, effective as of May 10, 2023, the Company entered into a Secured Non-Revolving Line of Credit Loan Agreement (the “2023 Secured Loan Agreement”) with several individuals and institutional lenders (each individually a “Lender” and collectively, the “Lenders”) for aggregate loans of up to $4.0 million (the “2023 Secured Loan”). The 2023 Secured Loan matures twenty-four (24) months from the date of the 2023 Secured Loan Agreement, or May 10, 2025, and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to twelve (12) percent per year. Excel committed to be a Lender under the 2023 Secured Loan Agreement for an aggregate loan of $2.65 million. As of September 11, 2023, Excel had not loaned any funds to the Company under the 2023 Secured Loan.

In connection with the 2023 Secured Loan, we agreed to issue a warrant to each Lender, upon drawdown, under the 2023 Secured Loan Agreement to purchase up to an aggregate of 369,517 shares of our Common Stock. The warrants have an exercise price of $4.33 per share, expire on May 10, 2026, and shall be exercisable at any time prior to such date (each, a “Warrant”).

As previously disclosed, effective May 31, 2023, the Company entered into a Secured Non-Revolving Line of Credit Loan Agreement with Excel (the “$2.2M 2023 Loan Agreement”), for principal amount of up to $2,200,000 (the “$2.2M 2023 Loan”). The $2.2M 2023 Loan matured ninety (90) days from the date of the $2.2M 2023 Loan Agreement, or August 29, 2023. As previously disclosed, effective August 29, 2023, the Company entered into a letter agreement with Excel to amend the $2.2M 2023 Loan Agreement to extend the maturity date of the $2.2M 2023 Loan from ninety (90) days to one hundred twenty (120) days from the date of the $2.2M 2023 Loan Agreement, or September 28, 2023. As of September 12, 2023, $2,266,733 of principal and interest were outstanding (the “$2.2M 2023 Loan Amount”).

On September 12, 2023, the Company and Excel entered into a Pay Off Leter Agreement (the “Pay Off Agreement”), pursuant to which the Company agreed to pay off the $2.2M 2023 Loan Amount by refinancing the $2.2M 2023 Loan Amount to be included as part of the obligations under the 2023 Secured Loan Agreement. Under the terms of the 2023 Secured Loan Agreement, Excel will be issued a Warrant to purchase 209,398 shares of Common Stock.

The Audit Committee of the Board and the Board approved the Note Conversion Agreement and the Pay Off Agreement pursuant to the Company’s Policy and Procedures for Related Person Transactions.

The foregoing descriptions of the Note Conversion Agreement and the Pay Off Agreement are not complete and are qualified in their entirety by reference to the full text of the Note Conversion Agreement and the Pay Off Agreement, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 related to the 2022 Loan Agreement, the Note Conversion Agreement, the 2023 Secured Loan Agreement, the $2.2M 2023 Loan Agreement and the Pay Off Agreement is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Note Conversion Agreement and the Warrant issued to Excel is hereby incorporated by reference into this Item 3.02. The Shares and Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On September 13, 2023, the Company issued a press release announcing the Note Conversion Agreement and the Pay Off Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1 is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Note Conversion Agreement, dated September 12, 2023, by and between the Company and Excel Family Partners, LLLP

10.2	Pay Off Agreement, dated September 12, 2023, by and between the Company and Excel Family Partners, LLLP

99.1	Press Release, dated September 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP MEDIA, INC.

Dated: September 13, 2023	By:	/s/ Jon Niermann
	Name:	Jon Niermann
	Title:	Chief Executive Officer